UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 5, 2017

Date of report (Date of earliest event reported)

NEW ULM TELECOM, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, Minnesota 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

     240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

     240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

In its Form 10-Q for the quarter ended September 30, 2016, New Ulm Telecom, Inc. (Company) disclosed that it had elected the Alternative Connect America Cost Model (A-CAM) for its Minnesota and Iowa operations, replacing its former interstate common line support. The Company will receive A-CAM support for a period of ten years in exchange for meeting defined broadband build-out requirements. At the time of the Company’s election, the Federal Communications Commission (FCC) had not yet determined the final award numbers.

Consistent with the stated disclosure in its Form 10-Q, the Company notified the FCC that it would continue to elect the A-CAM program. Under the Report that accompanied the FCC December 20, 2016 Public Notice, NU-Telecom would annually receive (i) $391,896 for its Iowa operations and (ii) $6,118,567 for its Minnesota operations. The Company will use the annual $6.5 million that it receives through the A-CAM program to meet its defined broadband build-out obligations.  The A-CAM payments will replace the Company’s former interstate common line support payments. In 2015, the Company received $1,747,432 under the former interstate common line support program and has receive an estimated $1,970,000 under the same program for 2016.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press release dated January 5, 2017.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 contains certain safe harbor provisions regarding forward-looking statements. This Report on Form 8-K may include forward-looking statements. These statements may include, without limitation, statements with respect to anticipated future operating and financial performance, growth opportunities and growth rates, acquisition and divestiture opportunities, business strategies, business and competitive outlook, and other similar forecasts and statements of expectation. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, “will”, “may”, “continues”, and “should”, and variations of these words and similar expressions, are intended to identify these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from such statements.

Because of these risks, uncertainties and assumptions and the fact that any forward-looking statements made by us and our management are based on estimates, projections, beliefs and assumptions of management, they are not guarantees of future performance and you should not place undue reliance on them. In addition, forward-looking statements speak only as of the date they are made, which is the filing date of this Form 8-K. With the exception of the requirements set forth in the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.

Date: January 6, 2017	By: /s/Bill Otis
Bill Otis
President and Chief Executive Officer